Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated to be effective as of January 30, 2010 (this “Amendment”) is made among CONN’S, INC., a Delaware corporation (the “Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership (“CCI”), CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, together with CAI and CCI, collectively, “Borrowers”), BANK OF AMERICA, N.A., a national banking association, individually as a Lender (“BOA”) and as the administrative agent for the Lenders party to the Loan Agreement (as defined below) (in such latter capacity, together with any other Person who becomes Administrative Agent pursuant to Section 12.8 thereof, the “Agent”) and the banks and other financial institutions listed on the signature pages hereof under the caption “Lenders” (together with BOA, collectively, the “Lenders”).

Background

A.           The Parent, the Borrowers, the Agent and the Lenders have entered into a Loan and Security Agreement, dated as of August 14, 2008, (as amended, modified or supplemented from time to time, the “Loan Agreement”).  All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement.

B.           The parties hereto wish to amend the certain terms of the Loan Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the Parent, the Borrowers, the Agent and the Lenders hereto hereby agree as follows:

Agreement

1. Amendment to the Loan Agreement.

(a) The term “EBITDAR” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

“EBITDAR: determined on a consolidated basis for Parent and its Subsidiaries for any date of determination on a trailing 12 month basis, net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense, stock based compensation, book rent expense, gains or losses arising from the sale of capital assets, any extraordinary gains or losses (in each case, to the extent included in determining net income), and any fair value adjustments, and reduced on a Fiscal Quarter basis or such other determination date to the extent the Borrowers’ recorded loss reserve measured as of the end of any Fiscal Quarter or such other determination date is less than the EBITDAR Loss Reserve measured as of the end of the same Fiscal Quarter or such other determination date.”

(b) The term “Fixed Charge Coverage Ratio” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

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“Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Parent and its Subsidiaries for the most recent four Fiscal Quarters (except with respect to the first determination for the purpose of calculating the covenant set forth in Section 10.3.1, which shall be determined on a trailing twelve month basis as of February 28, 2010), of (a) EBITDAR minus unfinanced Net Capital Expenditures, to (b) Fixed Charges.”

(c) The term “Leverage Ratio” as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Leverage Ratio: the ratio, determined as of the end of any Fiscal Quarter for the Parent and its Subsidiaries, (except with respect to the first determination, which shall be determined as of February 28, 2010), of (a) the sum of (i) Borrowed Money (other than Contingent Obligations) as of the last day of such quarter or such other determination date, and (ii) the product of 8 multiplied by the trailing 12 month book rent expense for such Fiscal Quarter or such other determination date, to (b) EBITDAR for such Fiscal Quarter or such other determination date.”

(d) Section 10.3.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

10.3.1           Minimum Fixed Charge Coverage Ratio.  Maintain Fixed Charge Coverage Ratio at least equal to 1.30:1.00 measured monthly on the last day of the month for the month ending February 28, 2010 and thereafter measured quarterly as of the last day of each Fiscal Quarter, in each case on a trailing twelve month basis.

(e) Section 10.3.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

10.3.2 Maximum Leverage Ratio.  Maintain a Leverage Ratio not greater than the ratio set forth below for each Fiscal Quarter or month, as applicable, during the specified period, measured as of the last day of each Fiscal Quarter, or month, as applicable:

Period	Ratio
Month ending February 28, 2010	4.00:1.00
Fiscal Quarter ending April 30, 2010 and each Fiscal Quarter thereafter	4.00:1.00

2. Representations and Warranties; No Default.  Each of the Parent and the Borrowers, hereby represents and warrants as of the effectiveness of this Amendment that:

(i) no Default or Event of Default exists; and

(ii) its representations and warranties set forth in Section 9 of the Loan Agreement (as amended hereby) are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).

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3. Effectiveness; Binding Effect; Ratification.  This Amendment shall become effective, as of the date first set forth above upon receipt by the Agent of executed counterparts hereof from the Borrowers and each of the  Lenders whose consent is necessary to amend the Loan Agreement as set forth in this Amendment, and thereafter this Amendment shall be binding on the Agent, Borrowers and Lenders and their respective successors and assigns.

(a) On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.

(b) Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

4. Miscellaneous.  (a)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.  EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT OR ANY LOAN DOCUMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) All reasonable costs and expenses incurred by the Agent in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Borrowers.

(c) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(d) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARENT:

CONN’S, INC.,
a Delaware corporation

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Chief Financial Officer

BORROWERS:

CONN APPLIANCES, INC.,
a Texas corporation

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Chief Financial Officer

CONN CREDIT I, LP,
a Texas limited partnership

By:	Conn Credit Corporation, Inc.,
a Texas corporation,
its sole general partner

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Chief Financial Officer

CONN CREDIT CORPORATION, INC.,
a Texas corporation

By:	/s/ Michael J. Poppe
Name:	Michael J. Poppe
Title:	Chief Financial Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ John Tolle
Name:	John Tolle
Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ T. C. Wilde
Name:	T. C. Wilde
Title:	Vice President

CAPITAL ONE, N.A.

By:	/s/ Lori S. Mitchell
Name:	Lori S. Mitchell
Title:	Executive Vice President

UNION BANK, N.A., formerly known as UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Peter Ehlmger
Name:	Peter Ehlmger
Title:	Vice President

COMPASS BANK

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Senior Vice President

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